Exhibit 10.54
FIRST AMENDMENT TO LEASE AGREEMENT
          This FIRST AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into effective as of May 31, 2004, by and between CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P., a Delaware limited partnership (“Landlord”), and CENTEX HOME EQUITY COMPANY, LLC, a Delaware limited liability company (“Tenant”).
RECITALS:
          A. Landlord and Tenant entered into that certain Lease Agreement with an Effective Date of May 20, 2003 (the “Lease”), for the lease of certain space more particularly described therein located in Denton County, Lewisville, Texas (the “Premises”),
          B. Landlord and Tenant now desire to amend the Lease to modify certain provisions of the Lease upon the terms and conditions set forth below.
AGREEMENTS:
          NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and confessed, the parties hereby agree as follows:
          1. The definition of “Base Rent” in Section 1.1 of the Lease is hereby deleted in its entirety and replaced with the following:
          “Base Rent” means the following:

	Base Rent per Square
	Foot of Area in the
	Building	Anticipated Base	Anticipated Base
Lease Year	(per Year)	Rent per Lease Year	Rent Per Month
1	$13.00	$2,091,830.00	$174,319.16
2	$13.26	$2,133,666.60	$177,805.55
3	$13.53	$2,177,112.30	$181,426.02
4	$13.80	$2,220,558.00	$185,046.50
5	$14.07	$2,264,003.70	$188,666.97
6	$14.35	$2,309,058.50	$192,421.54
7	$14.64	$2,355,722.40	$196,310.20
8	$14.93	$2,402,386.30	$200,198.85
9	$15.23	$2,450,659.30	$204,221.60
10	$15.54	$2,500,541.40	$208,378.45
          The “Base Rent per Square Foot of Area” and “Base Rent per Lease Year” amounts set forth above reflect a 2% compounded annual increase during each year of the Lease

FIRST AMENDMENT TO LEASE AGREEMENT — Page 1

Term. Such amounts are subject to adjustment pursuant to the terms of the Improvements Agreement. Landlord and Tenant stipulate that the Building will contain 160,910 square feet of area but agree to confirm the exact square footage in the Acceptance of Premises Memorandum. The annual and monthly amounts set forth above are based on the anticipated square footage, but all computations of Base Rent will be based on the number set forth in the Acceptance of Premises Memorandum.
          2. The definition of “Commencement Date” in Section 1.1 of the Lease is hereby deleted in its entirety and replaced with the following:
          “Commencement Date” means June 1, 2004.
          3. The above recitals are incorporated herein by reference. All capitalized terms not otherwise defined herein shall have the same meaning as ascribed to them in the Lease.
          4. The terms, covenants, conditions and provisions contained in this Amendment shall be binding upon and inure to the benefit of Landlord and Tenant, their respective heirs, representatives, successors and permitted assigns.
          5. This Amendment may not be modified, amended or terminated nor any of its provisions waived except by written agreement signed by both parties. Except as amended or supplemented hereby, the Lease shall remain in full force and effect, enforceable in accordance with its terms.
          6. To facilitate execution, this instrument may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single instrument. It shall not be necessary in making proof of this instrument to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.
          7. Each party executing this Amendment represents that it has the capacity and authority to execute this Amendment.

FIRST AMENDMENT TO LEASE AGREEMENT — Page 2

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and effective as of the date first above written.

LANDLORD:

CENTEX OFFICE VISTA RIDGE LEWISVILLE II, L.P.,
a Delaware limited partnership

By:	Centex Office General Partner, LLC,
a Delaware limited liability company,
its sole general partner

	By:	/s/ Terry N. Whitman

	Name:	Terry N. Whitman

	Title:	Vice President

TENANT:

CENTEX HOME EQUITY COMPANY, LLC,
a Delaware limited liability company

By:	/s/ Jay Bray

Name:	Jay Bray

Title:	CEO

FIRST AMENDMENT TO LEASE AGREEMENT — Page 3